EXHIBIT 10.1

FIRST AMENDMENT TO THE SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 17, 2005, by and among BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation (“BBCPA”), and NORSTAN, INC., a Minnesota corporation (“Norstan” — BBCPA and Norstan are sometimes individually referred to herein as a “Borrower” and collectively as the “Borrowers”), BLACK BOX CORPORATION, a Delaware corporation (the “Parent”), the guarantors parties hereto from time to time (together with the Parent, the “Guarantors”), the Lenders parties hereto from time to time and CITIZENS BANK OF PENNSYLVANIA, a banking association organized and existing under the laws of the Commonwealth of Pennsylvania, as administrative agent for the Lenders parties hereunder (in such capacity, together with the successors in such capacity, the “Agent”).

W I T N E S S E T H:

     WHEREAS, SF Acquisition Co., a Minnesota corporation, BBCPA, the Parent, the Guarantors, the Agent and the “Lender” parties thereto, entered into that certain Second Amended and Restated Credit Agreement dated as of January 24, 2005 (the “Existing Credit Agreement”), pursuant to which the Lender parties to the Existing Credit Agreement made a revolving credit facility in the maximum aggregate amount of $240,000,000 available to Borrowers;

     WHEREAS, pursuant to Articles of Merger filed with the Secretary of State of Minnesota on January 25, 2005, Norstan merged with SF Acquisition Co.;

     WHEREAS, pursuant to the Joinder executed by Norstan on January 25, 2005, Norstan has succeeded to the interest of SF Acquisition Co. as a Borrower to the Existing Credit Agreement;

     WHEREAS, the parties to this Amendment, in their mutual interest, have agreed to amend the Existing Credit Agreement in order to allow Borrowers and Guarantors a limited repurchase or redemption of capital stock of the Parent pursuant to the terms and conditions set forth herein; and

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.      Defined Terms. All terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement. The Existing Credit Agreement and this Amendment are to be treated as one agreement and are together referred to hereafter as the “Credit Agreement”.

     2.      Recitals. The recitals set forth above are fully incorporated into this Amendment by reference. All references to “Agent” shall refer to Agent in its capacity as agent for the Lenders and for the benefit of itself and the Lenders and on behalf of itself and the Lenders, as provided for and contemplated under the Loan Documents.

     3.      Amendment to Negative Covenants. Section 7.09 of the Existing Credit Agreement is deleted in its entirety and the following is substituted in its stead:

“Section 7.09      Dividends and Related Distributions.

A Loan Party shall not, and shall not permit any of its Subsidiaries to, declare or make any Stock Payment if an Event of Default or Potential Default shall have occurred and is continuing or if the same shall occur after giving effect thereto. In addition, without the prior written consent of the Required Lenders, which will not be unreasonably withheld, no Loan Party shall make any Stock Payment that is a repurchase or redemption of capital stock of the Parent at any time (i) after the Closing Date and through and including July 24, 2005 that, after aggregating such Stock Payment with any other such Stock Payments made during such period of time, is in excess of Twenty Million and 00/00 Dollars ($20,000,000.00), or (ii) that the Consolidated Leverage Ratio, after taking into account the payment of the contemplated Stock Payment, exceeds 1.75 to 1.0.”

     4.      Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.      Saving Clause. Except as specifically amended or modified by this Amendment, all parties to this Amendment hereby confirm and ratify the Existing Credit Agreement in its entirety, including without limitation, the Exhibits, Schedules and Annexes thereto and agree to be bound by the terms thereof.

     6.      Authorization. Each individual signing this Amendment on behalf of a legal entity represents that such individual is an authorized representative of such legal entity.

[Signature pages begin on following page]

SIGNATURE PAGE 1 OF 13 TO FIRST AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

BORROWERS:

BLACK BOX CORPORATION OF PENNSYLVANIA

By: /s/ Michael McAndrew

Title: Secretary and Treasurer

NORSTAN, INC.

By: /s/ Michael McAndrew

Title: CFO

Address for Notices:
1000 Park Drive
Lawrence, PA 15055
Attn: Michael McAndrew
Telephone: 724/873-6925
Telecopier: 724/873-6799

GUARANTORS:

BLACK BOX CORPORATION and each of the
DOMESTIC SUBSIDIARIES listed on Annex C to
the Existing Credit Agreement

By: /s/ Michael McAndrew

Title: Secretary
          of Black Box Corporation and of each of the
          Domestic Subsidiaries listed on Annex C to the
          Existing Credit Agreement

Address for Notices:
1000 Park Drive
Lawrence, PA 15055
Attn: Michael McAndrew
Telephone: 724/873-6925
Telecopier: 724/873-6799

SIGNATURE PAGE 2 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGENT:

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Debra L. McAllonis
Title: SVP

Address for Notices:
29th Floor
525 William Penn Place
Pittsburgh, PA 15219
Attn: Debra L. McAllonis
Senior Vice President
Telephone: 412/867-2421
Telecopier: 412/552-6307

BANKS:

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Debra L. McAllonis
Title: SVP

Address for Notices:
29th Floor
525 William Penn Place
Pittsburgh, PA 15219
Attn: Debra L. McAllonis
Senior Vice President
Telephone: 412/867-2421
Telecopier: 412/552-6307

SIGNATURE PAGE 3 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Title:

Address for Notices:
2240 Butler Pike, PA 5414
Plymouth Meeting, PA 19462
Attention: Katharine Kappler
Telephone: 610/834-2352
Telecopier: 610/941-3129

SIGNATURE PAGE 4 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY

By: /s/ Sandra Guerrieri, Sandra Guerrieri
Title: Vice President

Address for Notices:
4 Penn Center
1600 John F. Kennedy Blvd., Suite 1100
Philadelphia, PA 19103
Attn: Chris Zimmerman
Telephone: (215) 836-8620
Telecopier: (215) 836-7120

SIGNATURE PAGE 5 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NATIONAL CITY BANK OF PENNSYLVANIA

By: /s/ Emil Kwaczala
Title: V.P.

Address for Notices:
20 Stanwix Street
Pittsburgh, PA 15222-4802
Attn: Nancy L. Karlo
Telephone: (412) 644-8120
Telecopier: (412) 471-4883

SIGNATURE PAGE 6 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

US BANK

By: /s/ David J. Dannemiller
David J. Dannemiller
Vice President

Address for Notices:

US Bank
1850 Osborne
Oshkosh, WI 54902
Attn: Patti Gumbert
Telephone: (920) 426-7913
Fax: (920) 426-7655

SIGNATURE PAGE 7 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By: /s/ Jeff Kalinowski
Title: Senior Vice President

Address for Notices:
127 Public Square, 6th Floor
Cleveland, OH 44114
Attn: Jeff Kalinowski
Telephone: (216) 689-8319
Fax: (216) 689-8329

SIGNATURE PAGE 8 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MELLON BANK, N.A.

By: /s/ Daniel J. Lenckos
Title: First Vice President

Address for Notices:
45th Floor, One Mellon Center
Room 4530
Pittsburgh, Pennsylvania 15258-0001
Attn: Daniel J. Lenckos
Telephone: 412/234-0733
Telecopier: 412/236-1914

SIGNATURE PAGE 9 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK

By: /s/ Jim Janovsky
Title: Vice President

Address for Notices:
Fifth Third Bank
707 Grant Street, 21st Floor Gulf Tower
Pittsburgh, PA 15219

Attn: Jim Janovsky
Telephone: (412) 291-5457
Telecopier: (412) 291-5477

SIGNATURE PAGE 10 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK

By: /s/ John M. Costa
       John M. Costa

Title: First Vice President

Address for Notices:
500 Woodward Avenue, 9th Floor, MC 3279
Detroit, MI 48226
Attn: Venus Moses, Customer Assistant
Telephone: (313) 222-3319
Telecopier: (313) 222-3330

SIGNATURE PAGE 11 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LASALLE BANK NATIONAL ASSOCIATION

By: /s/ Nick Lotz
Title: Commercial Banking Officer

Address for Notices:
210 Sixth Avenue
Pittsburgh, Pennsylvania 15222
Attn: Nick Lotz
Telephone: 412/255-5459
Telecopier: 412/255-5485

SIGNATURE PAGE 12 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PEOPLE’S BANK

By:
Title:

Address for Notices:
850 Main Street RC 12-455
Bridgeport, Connecticut 06604
Attn: George Paik
Telephone: 203/338-8563
Telecopier: 203/338-7766

SIGNATURE PAGE 13 OF 13 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Enrico Della Corna
Title: Managing Director

Address for Notices:
One PNC Plaza, 2nd Floor
Pittsburgh, Pennsylvania 15222
Attn: Enrico Dellacorna
Telephone: 412/762-6036
Telecopier: 412/762-4334